EXHIBIT 23.1




                DELOITTE & TOUCHE, LLP LETTERHEAD




INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement No. 33-98810 of BOATRACS, Inc. on Form SB-2 of our report dated February 7, 1997, appearing in the Prospectus, which is part of this Registration Statement, and to
the   reference  to  us  under  the  heading  "Experts"  in  such
Prospectus.


DELOITTE & TOUCHE LLP


San Diego, California
April 18, 1997